(STERLING BANCORP LOGO)                                 Exhibit 99.1
www.sterlingbancorp.com                                 650 FIFTH AVENUE
                                                        NEW YORK, NY, 10019-6108

                                      NEWS
                                IMMEDIATE RELEASE

John Tietjen                                         Kimberly Storin
Chief Financial Officer                              Investor Relations/Media Relations
Sterling Bancorp                                     The MWW Group
john.tietjen@sterlingbancorp.com                     kstorin@mww.com
212.757.8035                                         212.827.3752


       STERLING BANCORP ANNOUNCES RECORD RESULTS FOR THIRD QUARTER OF 2003

                    Net Income Increases 10.3% Year-Over-Year

New York, NY, October 20, 2003 - Sterling Bancorp (NYSE: STL), a financial holding company and the parent company of Sterling National Bank, today reported record results for the third quarter and nine months ended September 30, 2003.

Highlights of the quarter:

-        Net income increased 10.3% compared to the third quarter of 2002

- Diluted earnings per share increased $0.03 from the third quarter of 2002 to $0.39

- Average total loans and average demand deposits each grew 20.0% year-over-year

-        Noninterest income grew to 28% of gross revenues

-        Return on average tangible equity was 21.11%

-        Five-for-four stock split effectively increased cash dividend by 25%

"Sterling again reported year-over-year, double-digit net income growth, in spite of industry-wide margin compression, interest rate volatility and an overall challenging economic environment," commented Louis J. Cappelli, Chairman and Chief Executive Officer. "In the third quarter of 2003, we focused on building shareholder value and enhancing the value of the Sterling franchise, demonstrated by strong increases in loans, demand deposits and noninterest income. Furthermore, we recorded an 8.5% increase in total deposits and customer repurchase agreements."

"We were excited to kick off the year-long celebration of Sterling National Bank's 75th anniversary in August with the ringing of The Opening Bell(TM) at the New York Stock Exchange," continued Chairman Cappelli. "Our longevity and continued success as a New York banking company with national reach reflects the expertise of Sterling's management team, the diversity of our products and services, and the strength of our balanced business model. Our employees' exemplary efforts and dedication to high-touch personal service continue to differentiate us from our competitors."

                                                                    Exhibit 99.1


CORPORATE HIGHLIGHTS

In the September 15, 2003 issue of Crain's New York Business, Sterling was ranked one of the top 50 fastest growing companies in the New York City area. The rankings were based on revenue growth rate, net income growth rate and share price appreciation.

Sterling signed a lease for its new Queens Regional Banking Center in Long Island City in July 2003. The facility will house a commercial lending unit and a retail branch office, as well as residential mortgage and paycheck services. This new branch will increase Sterling's presence outside of Manhattan, which currently includes locations in Forest Hills, Queens, Briarwood, Queens, and Great Neck and Islandia, Long Island.

Keefe, Bruyette & Woods, Inc. named Sterling to its annual Honor Roll, which recognizes banking institutions that have continually reported increases in earnings per share over the last decade, regardless of the economic environment.

NET INCOME

Sterling reported net income of $6.1 million for the third quarter of 2003, a 10.3% year-over-year increase. Diluted earnings per share for the quarter increased to $0.39, from $0.36 (adjusted to reflect a five-for-four stock split effected in September 2003) in the corresponding period of 2002.

For the nine months ended September 30, 2003, net income increased by 11.1% to $17.8 million from $16.0 million in the corresponding period of last year. Diluted earnings per share for the nine-month period were $1.13, compared to $1.01 (adjusted to reflect the five-for-four stock split effected in September
2003) in the corresponding period of 2002.

NET INTEREST INCOME

Net interest income for the third quarter of 2003 was $18.1 million, compared to $18.9 million in the third quarter of 2002.

For the nine months ended September 30, 2003, net interest income rose to $55.9 million from $55.7 million in the corresponding period of 2002.

Net interest margin, on a tax equivalent basis, for the third quarter of 2003 (excluding the impact of SFAS No. 150) was 5.16%, compared to 5.79% for the corresponding period in 2002. Net interest margin was negatively impacted by accelerated prepayments of mortgage-backed securities and the reinvestment of funds into lower-yielding securities. The mandated adoption of SFAS No. 150 (discussed in further detail in the section "Other Items") reduced the net interest margin, on a tax equivalent basis, by 14 basis points, to 5.02%. Solid loan and demand deposit growth partially offset the factors that compressed net interest margin.

LOANS

For the third quarter of 2003, average total loans increased 20.0% year-over-year to $895.0 million. The increase was primarily in commercial and residential (held for sale) real estate and the equipment lease finance segments of the loan portfolio.

                                                                    Exhibit 99.1


DEMAND DEPOSITS

For the third quarter of 2003, average demand deposits increased 20% year-over-year to $377.6 million. As of September 30, 2003, demand deposits represented 36.5% of total deposits, which places Sterling among banks with the highest ratio of demand to total deposits.

AVERAGE COST OF FUNDS

The average cost of funds for the third quarter of 2003 (excluding the impact of SFAS No. 150) was 1.54% compared to 2.08% in the same period a year ago, reflecting management's continuing effort to control funding costs, coupled with the overall lower interest rate environment in 2003. The adoption of SFAS No. 150 (discussed in further detail in the section "Other Items") in the third quarter of 2003 increased the average cost of funds by 17 basis points, bringing the total funding costs to 1.71%.

The interest expense on deposits decreased to $2.2 million in the third quarter of 2003 compared to $3.1 million in the same period last year. The average rate paid on interest bearing deposits was 1.26% for the third quarter of 2003, compared to 1.79% for the corresponding period of 2002. Average borrowed funds in the third quarter of 2003 increased to $315.9 million from $240.1 million in the third quarter of 2002, primarily due to higher average customer and dealer repurchase agreements and the reclassification of $25 million of corporation obligated mandatorily redeemable preferred securities as required by SFAS No. 150.

NONINTEREST INCOME AND NONINTEREST EXPENSES

Noninterest income for the third quarter of 2003 increased 19.8% to $8.7 million (28.1% of gross revenues), compared to $7.3 million (23.5% of gross revenues) in the same period in 2002. This increase was principally driven by higher revenue from mortgage banking activities.

Noninterest income for the nine months ended September 30, 2003 increased 10.8% to $24.3 million from $21.9 million in the corresponding period of 2002.

Noninterest expenses for the third quarter of 2003 were $14.8 million, compared to $14.9 million in the third quarter of 2002. Higher expenses for salaries and benefits and mortgage taxes were offset by reductions in expenses for capital securities, reflecting the adoption of SFAS No. 150, and for various other categories of operating expenses.

Noninterest expenses for the nine months ended September 30, 2003 were $45.3 million, compared to $44.4 million in the corresponding period of 2002.

ASSET QUALITY

As of September 30, 2003, nonperforming assets were $3.6 million, representing 0.22% of total assets. Allowance for loan losses on September 30, 2003 was $14.4 million, compared to $12.8 million at the end of the third quarter of 2002. The allowance as a percentage of loans held in portfolio was 1.65%. The provision for loan losses in the third

                                                                    Exhibit 99.1


quarter of 2003 was $2.2 million, virtually unchanged from the third quarter of 2002. The provision for loan losses for the first nine months of 2003 was $6.1 million, compared to $8.4 million for the corresponding period of 2002.

STOCK SPLIT AND DIVIDEND

On August 21, 2003, Sterling's Board of Directors approved a five-for-four stock split along with a cash dividend of $0.19 per post-split common share. The Company has distributed cash dividends without interruption for over 57 years.

The five-for-four stock split was effected in September 2003 through a 25% stock dividend in which Sterling's shareholders received one additional common share for each four common shares currently held. As a result of the five-for-four stock split, Sterling Bancorp's outstanding shares of common stock were 14.9 million as of September 30, 2003.

OTHER ITEMS

On July 1, 2003, the Company adopted the Financial Accounting Standards Board's SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity." As mandated by the provisions of SFAS No. 150, the Company reclassified its corporation obligated mandatorily redeemable capital securities ("trust preferred securities") as long-term debt. The dividends on these trust preferred securities were reclassified and are now included in interest expense for the third quarter of 2003 while for prior periods these dividends were included in noninterest expenses; SFAS No. 150 does not permit restatement of prior periods. The adoption of SFAS No. 150 did not impact the Company's net income.

ABOUT STERLING BANCORP

Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.7 billion, offering a broad array of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including business and consumer loans, commercial and residential mortgage lending and brokerage, asset-based financing, factoring, trade financing, equipment leasing, corporate and consumer deposit services, trust and estate administration, and investment management services. The Company has operations in the metropolitan New York area, North Carolina and mid-Atlantic States, and conducts business throughout the U.S.

This press release may contain statements, including but not limited to, statements concerning future results of operations or financial position, borrowing capacity and future liquidity, future investment results, future credit exposure, future loan losses and plans and objectives for future operations, and other statements regarding matters that are not historical facts, that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties, and represent only the Company's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. It is possible that the Company's actual results and financial position may differ, possibly materially, from the anticipated results and financial condition indicated in or implied by these forward-looking statements. For a discussion of some of the risks and important factors that could affect the Company's future results, see "Business -- Cautionary Statement Regarding Forward-looking Statements" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

                                                                    Exhibit 99.1


                                STERLING BANCORP
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                            THREE MONTHS                             NINE MONTHS
                                                          ENDED SEPTEMBER 30,                    ENDED SEPTEMBER 30,
                                                       --------------------------            ---------------------------
                                                        2003               2002               2003                2002
                                                       -------            -------            -------            -------
OPERATING HIGHLIGHTS
   Interest income                                     $22,352            $23,715            $68,081            $70,717
   Interest expense                                      4,285              4,847             12,134             15,066
   Provision for loan losses                             2,172              2,153              6,136              8,432
   Noninterest income                                    8,735              7,294             24,305             21,941
   Noninterest expenses                                 14,821             14,907             45,281             44,375
   Net income                                            6,115              5,545             17,821             16,042

   Earnings per common share:(1)
     Basic                                                0.41               0.38               1.19               1.07
     Diluted                                              0.39               0.36               1.13               1.01
   Cash dividends declared                                0.19               0.18               0.57               0.54
   Common shares outstanding:(1)
     Period end                                         14,935             14,843             14,935             14,843
     Average Basic                                      14,909             14,879             14,868             14,978
     Average Diluted                                    15,787             15,668             15,732             15,858
   Return on average assets                               1.53%              1.50%              1.53%              1.47%
   Return on average tangible equity                     21.11%             21.36%             21.24%             20.49%
   Return on average stated equity                       17.83%             17.72%             17.87%             17.05%
   Net interest spread, tax equivalent basis              4.51%              5.21%              4.96%              5.20%
   Net interest margin, tax equivalent basis              5.02%              5.79%              5.46%              5.81%

ASSET QUALITY HIGHLIGHTS
PERIOD END
   Net charge-offs                                     $ 1,920            $ 1,561            $ 5,249            $ 9,648
   Nonperforming loans                                   2,617              1,824              2,617              1,824
   Other real estate owned                               1,024                999              1,024                999
   Nonperforming assets                                  3,641              2,823              3,641              2,823

   Nonperforming loans/loans (2)                          0.27%              0.22%              0.27%              0.22%
   Nonperforming assets/assets                            0.22%              0.18%              0.22%              0.18%
   Allow loan loss/loans (3)                              1.65%              1.61%              1.65%              1.61%
   Allow loan loss/nonperform loans                     551.62%            702.96%            551.62%            702.96%

(1) Prior periods have been restated to reflect the five- for- four stock split effected in September 2003.

(2) The term "loans" includes loans held for sale and loans held in portfolio.

(3)      The term "loans" includes loans held in portfolio only.

                                                                    Exhibit 99.1


                                STERLING BANCORP
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                         THREE MONTHS                             NINE MONTHS
                                                       ENDED SEPTEMBER 30,                     ENDED SEPTEMBER 30,
                                                -------------------------------           -------------------------------
                                                   2003                 2002                2003                  2002
                                                ----------           ----------           ----------           ----------
BALANCE SHEET HIGHLIGHTS
PERIOD END BALANCES
   Security investments                         $  583,427           $  592,393           $  583,427           $  592,393
   Loans held for sale                              79,348               33,093               79,348               33,093
   Loans held in portfolio, net of u/d             876,779              795,197              876,779              795,197
   Total earning assets                          1,542,001            1,422,589            1,542,001            1,422,589
   Allowance for loan losses                        14,436               12,822               14,436               12,822
   Total assets                                  1,656,045            1,529,777            1,656,045            1,529,777

   Noninterest-bearing deposits                    399,934              326,243              399,934              326,243
   Interest-bearing deposits                       695,331              707,782              695,331              707,782
   Customer repurchase agreements                   79,564               48,924               79,564               48,924
   Shareholders' equity                            140,945              128,487              140,945              128,487

AVERAGE BALANCES
   Security investments                         $  558,579           $  593,295           $  573,390           $  596,204
   Loans held for sale                              96,195               29,654               77,924               33,969
   Loans held in portfolio, net of u/d             798,841              716,167              766,411              694,436
   Total earning assets                          1,459,924            1,352,368            1,426,448            1,345,805
   Allowance for loan losses                        15,004               12,961               14,579               14,119
   Total assets                                  1,588,789            1,468,217            1,553,274            1,454,943

   Noninterest-bearing deposits                    377,624              314,739              360,793              309,486
   Interest-bearing deposits                       681,609              688,083              671,150              673,972
   Customer repurchase agreements                   77,980               58,279               69,057               65,073
   Shareholders' equity                            136,077              124,164              133,312              125,819

CAPITAL RATIOS
   Tier 1 risk based                                 13.67%               14.17%               13.67%               14.17%
   Total risk based                                  14.92%               15.42%               14.92%               15.42%
   Leverage                                           9.19%                8.87%                9.19%                8.87%

Book value per common share (1)                 $     9.30           $     8.53           $     9.30           $     8.53

(1) Prior periods have been restated to reflect the five- for- four stock split effected in September 2003.

                                                                    Exhibit 99.1


                                STERLING BANCORP
                                 BALANCE SHEETS
                     (IN THOUSANDS, EXCEPT NUMBER OF SHARES)

                                                                            SEPTEMBER 30,
                                                                     ----------------------------
                                                                        2003            2002
                                                                     -----------      -----------
ASSETS
Cash and due from banks                                              $    46,207      $    49,427
Interest-bearing deposits with other banks                                 2,447            1,906
Investment securities
    Available for sale (at estimated market value)                       274,602          271,922
    Held to maturity (at cost)                                           308,825          320,471
                                                                     -----------      -----------
            Total investment securities                                  583,427          592,393
                                                                     -----------      -----------

Loans held for sale                                                       79,348           33,093
                                                                     -----------      -----------
Loans held in portfolio, net of unearned discounts                       876,779          795,197
Less allowance for loan losses                                            14,436           12,822
                                                                     -----------      -----------
            Loans, net                                                   862,343          782,375
                                                                     -----------      -----------
Customers' liability under acceptances                                     2,992            1,524
Excess cost over equity in net assets of the banking subsidiary           21,158           21,158
Premises and equipment, net                                                9,111            8,562
Other real estate                                                          1,024              999
Accrued interest receivable                                                5,583            5,747
Bank owned life insurance                                                 21,621           20,814
Other assets                                                              20,784           11,779
                                                                     -----------      -----------
                                                                     $ 1,656,045      $ 1,529,777
                                                                     ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
    Noninterest-bearing                                              $   399,934      $   326,243
    Interest-bearing                                                     695,331          707,782
                                                                     -----------      -----------
            Total deposits                                             1,095,265        1,034,025

Securities sold under agreements to repurchase - customers                79,563           48,924
Securities sold under agreements to repurchase - dealers                  64,063           19,150
Federal funds purchased                                                        0           10,000
Commercial paper                                                          22,759           29,712
Other short-term borrowings                                               33,142           24,917
Acceptances outstanding                                                    2,992            1,524
Accrued expenses and other liabilities                                    77,316           83,038
Corporation obligated mandatorily
     redeemable capital securities                                        25,000                0
Long-term debt - FHLB                                                    115,000          125,000
                                                                     -----------      -----------
            Total liabilities                                          1,515,100        1,376,290
                                                                     -----------      -----------

Corporation obligated mandatorily
     redeemable capital securities                                             0           25,000
                                                                     -----------      -----------

Shareholders' equity                                                     140,945          128,487
                                                                     -----------      -----------
                                                                     $ 1,656,045      $ 1,529,777
                                                                     ===========      ===========

MEMORANDA
    Available for sale securities - amortized cost                   $   269,038      $   264,557
    Held to maturity securities - estimated market value                 314,532          331,991
    Shares outstanding
        Preferred - Series D                                             226,026          232,305
        Common issued (1)                                             16,241,509       16,105,034
        Common in treasury                                             1,306,587        1,262,516

(1) The prior period has been restated to reflect the five- for- four stock split effected in September 2003.

                                                                    Exhibit 99.1


                                STERLING BANCORP
                              STATEMENTS OF INCOME
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                       THREE MONTHS                      NINE MONTHS
                                                     ENDED SEPTEMBER 30,              ENDED SEPTEMBER 30,
                                                ----------------------------      ----------------------------
                                                   2003              2002            2003             2002
                                                -----------      -----------      -----------      -----------
INTEREST INCOME
Loans                                           $    15,877      $    14,547      $    46,018      $    42,959
Investment securities - available for sale            2,260            4,175            7,167           12,764
Investment securities - held to maturity              4,201            4,943           14,830           14,743
Federal funds sold                                        5               44               45              225
Deposits with other banks                                 9                6               21               26
                                                -----------      -----------      -----------      -----------
            Total interest income                    22,352           23,715           68,081           70,717
                                                -----------      -----------      -----------      -----------

INTEREST EXPENSE
Deposits                                              2,168            3,111            6,679            9,743
Federal funds purchased and securities
    sold under agreements to repurchase                 360              296            1,079            1,100
Commercial paper                                         66              157              192              516
Other short-term borrowings                              85              135              416              373
Corporation obligated mandatorily
     redeemable capital securities                      524                0              524                0
Long-term debt                                        1,082            1,148            3,244            3,334
                                                -----------      -----------      -----------      -----------
            Total interest expense                    4,285            4,847           12,134           15,066
                                                -----------      -----------      -----------      -----------

Net interest income                                  18,067           18,868           55,947           55,651
Provision for loan losses                             2,172            2,153            6,136            8,432
                                                -----------      -----------      -----------      -----------
Net interest income after provision
    for loan losses                                  15,895           16,715           49,811           47,219
                                                -----------      -----------      -----------      -----------

NONINTEREST INCOME
Factoring income                                      1,631            1,808            4,394            4,737
Mortgage banking income                               3,974            2,382           10,908            7,595
Service charges on deposit accounts                   1,192            1,301            3,694            3,689
Trade finance income                                    632              798            1,794            1,876
Trust fees                                              139              124              469              476
Other service charges and fees                          512              416            1,479            1,459
Bank owned life insurance income                        252              298              790              814
Securities gains                                        102               25              298              869
Other income                                            301              142              479              426
                                                -----------      -----------      -----------      -----------
            Total noninterest income                  8,735            7,294           24,305           21,941
                                                -----------      -----------      -----------      -----------

NONINTEREST EXPENSES
Salaries and employee benefits                        8,871            8,253           25,917           24,334
Occupancy expenses, net                               1,101            1,295            3,631            3,793
Equipment expenses                                      680              603            2,046            1,965
Advertising & marketing                                 865              896            2,515            2,522
Professional fees                                       838              848            2,464            2,337
Data processing fees                                    255              259              780              987
Stationery & printing                                   231              297              676              839
Communications                                          381              404            1,230            1,197
Mortgage tax expense                                    321              157              756              519
Capital securities costs                                 14              534            1,086            1,268
Other expenses                                        1,264            1,361            4,180            4,614
                                                -----------      -----------      -----------      -----------
            Total noninterest expenses               14,821           14,907           45,281           44,375
                                                -----------      -----------      -----------      -----------

Income before income taxes                            9,809            9,102           28,835           24,785
Provision for income taxes                            3,694            3,557           11,014            8,743
                                                -----------      -----------      -----------      -----------

NET INCOME                                      $     6,115      $     5,545      $    17,821      $    16,042
                                                ===========      ===========      ===========      ===========

Average number of common
    shares outstanding (1)
        Basic                                    14,908,734       14,878,820       14,867,562       14,978,045
        Diluted                                  15,786,843       15,668,297       15,731,877       15,858,293
Earnings per average common share (1)
        Basic                                   $      0.41      $      0.38      $      1.19      $      1.07
        Diluted                                        0.39             0.36             1.13             1.01
Dividends per common share                             0.19             0.18             0.57             0.54

(1) Prior periods have been restated to reflect the five- for- four stock split effected in September 2003.

                                                                    Exhibit 99.1


                                STERLING BANCORP
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (IN THOUSANDS)

                                                       THREE MONTHS                NINE MONTHS
                                                    ENDED SEPTEMBER 30,          ENDED SEPTEMBER 30,
                                                   ---------------------       -----------------------
                                                     2003         2002          2003            2002
                                                   -------       -------       --------       --------
NET INCOME                                         $ 6,115       $ 5,545       $ 17,821       $ 16,042

Other comprehensive income, net of tax:
    Unrealized holding (losses)/gains arising
        during the period                              (20)        1,664           (431)         3,335
    Less:
        Reclassification adjustment for
          gains included in net income                 (55)          (13)          (161)          (470)
                                                   -------       -------       --------       --------
COMPREHENSIVE INCOME                               $ 6,040       $ 7,196       $ 17,229       $ 18,907
                                                   =======       =======       ========       ========






                                STERLING BANCORP
                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                                 (IN THOUSANDS)

                                                          THREE MONTHS                    NINE MONTHS
                                                        ENDED SEPTEMBER 30,             ENDED SEPTEMBER 30,
                                                     -------------------------       -------------------------
                                                       2003            2002            2003            2002
                                                     ---------       ---------       ---------       ---------
BALANCE, AT BEGINNING OF PERIOD                      $ 136,900       $ 125,695       $ 129,780       $ 128,477
Net income for period                                    6,115           5,545          17,821          16,042
Options exercised                                          700             370           1,547           4,162
Purchase of common shares for treasury                       0          (3,171)           (256)        (15,126)
Capital stock split - cash in lieu                         (32)              0             (32)              0
Cash dividends
    Common shares                                       (2,818)         (1,761)         (7,292)         (5,343)
    Preferred shares                                       (31)            (28)            (94)            (85)
Surrender of shares issued under incentive
    compensation plan                                        0               0            (494)         (3,034)
Amortization of unearned compensation                      186             186             557             529
Change in net unrealized holding (losses)/gains
    on available for sale securities                       (20)          1,664            (431)          3,335
Reclassification adjustment for (gains)
    included in net income                                 (55)            (13)           (161)           (470)
                                                     ---------       ---------       ---------       ---------
BALANCE, AT END OF PERIOD                            $ 140,945       $ 128,487       $ 140,945       $ 128,487
                                                     =========       =========       =========       =========

                                                                    Exhibit 99.1


                                STERLING BANCORP
                           AVERAGE BALANCE SHEETS [1]
                             (dollars in thousands)

                                                                        THREE MONTHS ENDED
                                                                        ------------------
                                                       SEPTEMBER 30, 2003                      SEPTEMBER 30, 2002
                                                 --------------------------------------------------------------------
                                                 AVERAGE                AVERAGE  AVERAGE                      AVERAGE
                                                 BALANCE     INTEREST    RATE    BALANCE     INTEREST           RATE
                                                 -------     --------   -------  -------     --------         -------
ASSETS
  Interest-bearing deposits with other banks  $     4,244   $        9    0.98%  $   3,067   $         6        0.87%
  Investment securities - available for sale      171,712        1,917    4.58     246,248         3,817        6.20
  Investment securities - held to maturity        355,463        4,201    4.73     314,303         4,943        6.29
  Investment securities - tax exempt [2]           31,404          583    7.37      32,744           607        7.35
  Federal funds sold                                2,065            5    1.00      10,185            44        1.70
  Loans, net of unearned discount [3]             895,036       15,877    7.18     745,821        14,547        8.25
                                                ---------       ------           ---------        ------
            TOTAL INTEREST-EARNING ASSETS       1,459,924       22,592    6.22%  1,352,368        23,964        7.29%
                                                                ------    ====                    ------        ====

  Cash and due from banks                          60,229                           52,606
  Allowance for loan losses                       (15,004)                         (12,961)
  Excess cost over equity in net assets of
    the bank                                       21,158                           21,158
  Other                                            62,482                           55,046
                                                ---------                           ------
                    TOTAL ASSETS              $ 1,588,789                      $ 1,468,217
                                              ===========                      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Interest-bearing deposits
    Domestic
      Savings                                 $    27,561           24    0.34%  $  24,380            39        0.63%
      NOW                                         125,470          141    0.45     120,370           230        0.76
      Money market                                169,220          189    0.44     166,173           295        0.70
      Time                                        356,358        1,803    2.01     374,160         2,533        2.69
    Foreign
      Time                                          3,000           11    1.30       3,000            14        1.80
  Borrowings
    Securities sold under agreements to
       repurchase - customers                      77,980          235    1.20      58,279           272        1.85
    Securities sold under agreements to
       repurchase - dealers                        35,266          104    1.17       2,855            13        1.88
    Federal funds purchased                         7,228           21    1.14       2,304            11        1.87
    Commercial paper                               24,285           66    1.07      29,297           157        2.12
    Other short-term debt                          31,114           85    1.09      22,400           135        2.39
    Corporation obligated mandatorily
       redeemable capital securities               25,000          524    8.37           0             0        0.00
    Long-term debt                                115,000        1,082    3.76     125,000         1,148        3.67
                                                ---------       ------           ---------        ------
         TOTAL INTEREST-BEARING LIABILITIES       997,482        4,285    1.71%    928,218         4,847        2.08%
                                                                ------    ====                    ------        ====

Noninterest-bearing demand deposits               377,624                          314,739
Other liabilities                                  77,606                           76,096
                                                ---------                        ---------
                  Total Liabilities             1,452,712                        1,319,053

Corporation obligated mandatorily
    redeemable capital securities                       0                           25,000
Shareholders' equity                              136,077                          124,164
                                                ---------                        ---------

     TOTAL LIABILITIES AND SHAREHOLDERS'
     EQUITY                                   $ 1,588,789                       $1,468,217
                                              ===========                        =========
Net interest income/spread                                      18,307    4.51%                   19,117        5.21%
                                                                          ====                                  ====
Net yield on interest-earning assets                                      5.02%                                 5.79%
                                                                          ====                                  ====
Less: Tax equivalent adjustment                                    240                               249
                                                                   ---                       -----------
Net interest income                                         $   18,067                       $    18,868
                                                            ==========                       ===========

[1] The average balances of assets, liabilities and shareholders' equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to 2002 amounts to conform to current presentation.

[2] Interest on tax-exempt securities is presented on a tax equivalent basis.

[3] Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

                                                                    Exhibit 99.1


                                STERLING BANCORP
                           AVERAGE BALANCE SHEETS [1]
                             (dollars in thousands)

                                                                              NINE MONTHS ENDED
                                                                              -----------------
                                                         SEPTEMBER 30, 2003                     SEPTEMBER 30, 2002
                                                ---------------------------------------------------------------------
                                                   AVERAGE                 AVERAGE       AVERAGE              AVERAGE
                                                   BALANCE      INTEREST    RATE         BALANCE   INTEREST    RATE
                                                ---------------------------------------------------------------------
ASSETS
  Interest-bearing deposits with other banks  $     3,679   $        21      0.76 %   $    3,405  $     26     1.03%
  Investment securities - available for sale      162,294         6,110      5.02        252,417    11,655     6.16
  Investment securities - held to maturity        378,874        14,830      5.22        309,903    14,743     6.34
  Investment securities - tax exempt  [2]          32,222         1,794      7.44         33,884     1,883     7.43
  Federal funds sold                                5,044            45      1.18         17,791       225     1.67
  Loans, net of unearned discount  [3]            844,335        46,018      7.68        728,405    42,959     8.51
                                               -----------    ----------               ----------  --------
            TOTAL INTEREST-EARNING ASSETS       1,426,448        68,818      6.64 %    1,345,805    71,491     7.38%
                                                              ----------  ========                 --------  =======

  Cash and due from banks                          57,391                                 49,899
  Allowance for loan losses                       (14,579)                               (14,119)
  Excess cost over equity in net assets of
     the bank                                      21,158                                 21,158
  Other                                            62,856                                 52,200
                                               -----------                             ----------
                    TOTAL ASSETS              $ 1,553,274                             $1,454,943
                                               ===========                             ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
  Interest-bearing deposits
    Domestic
      Savings                                 $    27,065            72      0.36 %   $   26,072       123     0.63%
      NOW                                         118,907           438      0.49        110,514       694     0.84
      Money market                                160,835           565      0.47        165,386     1,086     0.88
      Time                                        361,343         5,571      2.06        369,001     7,795     2.82
    Foreign
      Time                                          3,000            33      1.48          2,999        45     2.00
  Borrowings
    Securities sold under agreements to
       repurchase - customers                      69,057           639      1.24         65,073       939     1.93
    Securities sold under agreements to
       repurchase - dealers                        40,198           384      1.28          9,019       126     1.86
    Federal funds purchased                         6,154            56      1.21          2,486        35     1.87
    Commercial paper                               22,758           192      1.13         31,982       516     2.16
    Other short-term debt                          30,959           416      1.80         21,014       373     2.37
    Corporation obligated mandatorily
       redeemable capital securities                8,425           524      8.37              0         0     0.00
    Long-term debt                                115,000         3,244      3.76        119,552     3,334     3.72
                                               -----------    ----------               ----------  --------
         TOTAL INTEREST-BEARING LIABILITIES       963,701        12,134      1.68 %      923,098    15,066     2.18%
                                                              ----------  ========                 --------  =======
Noninterest-bearing demand deposits               360,793                                309,486
Other liabilities                                  78,893                                 76,760
                                               -----------                             ----------
                  Total Liabilities             1,403,387                              1,309,344
Corporation obligated mandatorily
    redeemable capital securities                  16,575                                 19,780
Shareholders' equity                              133,312                                125,819
                                               -----------                             ----------
     TOTAL LIABILITIES AND SHAREHOLDERS'
     EQUITY                                   $ 1,553,274                             $1,454,943
                                               ===========                             ==========

Net interest income/spread                                       56,684      4.96 %                 56,425     5.20%
                                                                          ========                           =======

Net yield on interest-earning assets                                         5.46 %                            5.81%
                                                                          ========                           =======

Less: Tax equivalent adjustment                                     737                                774
                                                               --------                            -------

Net interest income                                            $ 55,947                           $ 55,651
                                                               ========                            =======

[1] The average balances of assets, liabilities and shareholders' equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to 2002 amounts to conform to current presentation.

[2] Interest on tax-exempt securities is presented on a tax equivalent basis.

[3] Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

                                                                    Exhibit 99.1


                        STERLING BANCORP AND SUBSIDIARIES
                            RATE/VOLUME ANALYSIS [1]
                                 (IN THOUSANDS)

                                                                         INCREASE/(DECREASE)
                                                                         THREE MONTHS ENDED
                                                                         SEPTEMBER 30, 2003
                                                                  -----------------------------------
                                                                  VOLUME         RATE          NET [2]
                                                                  -----------------------------------
INTEREST INCOME
Interest-bearing deposits with other banks                        $     2       $     1       $     3
                                                                  -------       -------       -------
Investment securities - available for sale                         (1,020)         (880)       (1,900)
Investment securities - held to maturity                              598        (1,340)         (742)
Investment securities - tax exempt                                    (26)            2           (24)
                                                                  -------       -------       -------
      Total investment securities                                    (448)       (2,218)       (2,666)
                                                                  -------       -------       -------
Federal funds sold                                                    (26)          (13)          (39)
Loans, net of unearned discounts [3]                                3,247        (1,917)        1,330
                                                                  -------       -------       -------
TOTAL INTEREST INCOME                                             $ 2,775       $(4,147)      $(1,372)
                                                                  =======       =======       =======
INTEREST EXPENSE
Interest-bearing deposits
  Domestic
    Savings                                                       $     5       $   (20)      $   (15)
    NOW                                                                10           (99)          (89)
    Money market                                                        5          (111)         (106)
    Time                                                             (116)         (614)         (730)
  Foreign
    Time                                                                0            (3)           (3)
                                                                  -------       -------       -------
      Total interest-bearing deposits                                 (96)         (847)         (943)
                                                                  -------       -------       -------
Borrowings
  Securities sold under agreements to repurchase - customers           75          (112)          (37)
  Securities sold under agreements to repurchase - dealers             98            (7)           91
  Federal funds purchased                                              15            (5)           10
  Commercial paper                                                    (23)          (68)          (91)
  Other short-term debt                                                40           (90)          (50)
  Corporation obligated mandatorily redeemable capital
     securities                                                       524             0           524
  Long-term debt                                                      (94)           28           (66)
                                                                  -------       -------       -------
      Total borrowings                                                635          (254)          381
                                                                  -------       -------       -------
TOTAL INTEREST EXPENSE                                            $   539       $(1,101)      $  (562)
                                                                  =======       =======       =======
NET INTEREST INCOME                                               $ 2,236       $(3,046)      $  (810)
                                                                  =======       =======       =======


[1]      The above table is presented on a tax equivalent basis.

[2] Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume to and the change due to rate in proportion to the relationship of change due solely to each.

[3] Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

                                                                    Exhibit 99.1

                      STERLING BANCORP AND SUBSIDIARIES
                            RATE/VOLUME ANALYSIS [1]
                                 (IN THOUSANDS)


                                                                             INCREASE/(DECREASE)
                                                                             NINE MONTHS ENDED
                                                                             SEPTEMBER 30, 2003
                                                                  -----------------------------------
                                                                  VOLUME         RATE         NET [2]
                                                                  -------       -------       -------
INTEREST INCOME
Interest-bearing deposits with other banks                        $     2       $    (7)      $    (5)
                                                                  -------       -------       -------
Investment securities - available for sale                         (3,652)       (1,893)       (5,545)
Investment securities - held to maturity                            2,943        (2,856)           87
Investment securities - tax exempt                                    (88)           (1)          (89)
                                                                  -------       -------       -------
      Total investment securities                                    (797)       (4,750)       (5,547)
                                                                  -------       -------       -------
Federal funds sold                                                   (128)          (52)         (180)
Loans, net of unearned discounts [3]                                7,504        (4,445)        3,059
                                                                  -------       -------       -------
TOTAL INTEREST INCOME                                             $ 6,581       $(9,254)      $(2,673)
                                                                  =======       =======       =======

INTEREST EXPENSE
Interest-bearing deposits
  Domestic
    Savings                                                       $     5       $   (56)      $   (51)
    NOW                                                                50          (306)         (256)
    Money market                                                      (29)         (492)         (521)
    Time                                                             (159)       (2,065)       (2,224)
  Foreign
    Time                                                                0           (12)          (12)
                                                                  -------       -------       -------
      Total interest-bearing deposits                                (133)       (2,931)       (3,064)
                                                                  -------       -------       -------
Borrowings
  Securities sold under agreements to repurchase - customers           55          (355)         (300)
  Securities sold under agreements to repurchase - dealers            308           (50)          258
  Federal funds purchased                                              36           (15)           21
  Commercial paper                                                   (122)         (202)         (324)
  Other short-term debt                                               148          (105)           43
  Corporation obligated mandatorily redeemable capital
     securities                                                       524             0           524
  Long-term debt                                                     (126)           36           (90)
                                                                  -------       -------       -------
      Total borrowings                                                823          (691)          132
                                                                  -------       -------       -------
TOTAL INTEREST EXPENSE                                            $   690       $(3,622)      $(2,932)
                                                                  =======       =======       =======
NET INTEREST INCOME                                               $ 5,891       $(5,632)      $   259
                                                                  =======       =======       =======


[1]      The above table is presented on a tax equivalent basis.

[2] Changes in interest income and interest expense due to a combination of both volume and rate have been allocated to the change due to volume to and the change due to rate in proportion to the relationship of change due solely to each.

[3] Includes loans held for sale and loans held in portfolio; all loans are domestic. Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.